Supplement dated February 28, 2024
to the Prospectus and Summary Prospectus (each as supplemented) of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Multi-Manager Value Strategies Fund	10/1/2023
Effective immediately, Charles Bath no longer serves as a portfolio manager for the Fund. Therefore, the Fund's Prospectus and Summary Prospectus are hereby revised as follows:
The portfolio manager information for Diamond Hill Capital Management, Inc. (Diamond Hill) in the Fund's Summary Prospectus and under the heading “Fund Management” in the “Summary of the Fund” section of the Fund's Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Austin Hawley, CFA	Portfolio Manager of Diamond Hill	Portfolio Manager	2016
The rest of the section remains the same.
The portfolio manager information under the heading “Portfolio Managers” for Diamond Hill in the “More Information About the Fund - Primary Service Provider Contracts” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Austin Hawley, CFA	Portfolio Manager of Diamond Hill	Portfolio Manager	2016
Mr. Hawley joined Diamond Hill in 2008. Mr. Hawley began his investment career in 1999 and earned a B.A. and an M.B.A. from Dartmouth College.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP116_05_013_(02/24)